Exhibit 99.1

The following table sets forth operating revenue and expense, by natural category excluding the OVR (in thousands):

	Q1	Q2	Q3	Q4	Year ended December
	2009	2009	2009	2009	31, 2009
Operating revenue	$99,237	$99,672	$106,268	$105,426	$410,603
Operating expenses:
Labor and benefits	31,414	31,312	34,634	41,772	139,132
Equipment rents	9,034	9,303	8,878	8,623	35,838
Purchased services	7,960	7,791	7,493	7,811	31,055
Diesel fuel	7,689	6,832	8,082	9,640	32,243
Casualties and insurance	4,644	3,524	4,414	2,938	15,520
Materials	2,611	2,414	2,961	3,189	11,175
Joint facilities	1,410	915	2,497	2,119	6,941
Other expenses	4,332	3,074	3,748	3,921	15,075
Net (gain) loss on sale of assets	(454)	1,468	(159)	44	899
Depreciation and amortization	10,214	10,137	10,246	11,207	41,804

Total operating expenses	78,854	76,770	82,794	91,264	329,682

Operating income	$20,383	$22,902	$23,474	$14,162	$80,921

The following table sets forth freight revenue by commodity group excluding the OVR (in thousands):

	Q1	Q2	Q3	Q4	Year ended December
	2009	2009	2009	2009	31, 2009
Agricultural Products	$12,217	$12,328	$15,370	$16,543	$56,458
Chemicals	11,439	11,380	11,984	12,219	47,022
Coal	9,061	9,897	9,380	8,576	36,914
Non-Metallic Minerals and Products	8,100	7,946	8,561	6,996	31,603
Pulp, Paper and Allied Products	7,580	7,652	7,646	7,575	30,453
Forest Products	6,907	6,883	6,732	6,120	26,642
Food or Kindred Products	6,731	6,427	6,060	6,168	25,386
Metallic Ores and Metals	5,741	5,061	6,046	6,954	23,802
Waste and Scrap Materials	4,721	4,602	5,466	5,438	20,227
Petroleum	5,359	4,378	4,647	5,045	19,429
Other	2,914	4,548	3,890	2,152	13,504
Motor Vehicles	1,196	1,475	1,483	2,300	6,454

Total	$81,966	$82,577	$87,265	$86,086	$337,894

The following tables set forth carloads by commodity group excluding the OVR:

	January	February	March	Q1
	2009	2009	2009	2009
Agricultural Products	9,355	9,053	10,158	28,566
Chemicals	6,151	6,703	7,020	19,874
Coal	14,670	14,779	15,061	44,510
Non-Metallic Minerals and Products	5,987	6,540	7,032	19,559
Pulp, Paper and Allied Products	4,919	4,586	4,960	14,465
Forest Products	3,710	4,083	3,868	11,661
Food or Kindred Products	4,497	4,044	4,570	13,111
Metallic Ores and Metals	4,047	3,148	2,964	10,159
Waste and Scrap Materials	4,259	4,523	4,399	13,181
Petroleum	4,081	4,027	4,206	12,314
Other	2,110	2,849	3,608	8,567
Motor Vehicles	669	1,153	1,439	3,261

Total	64,455	65,488	69,285	199,228

	April	May	June	Q2
	2009	2009	2009	2009
Agricultural Products	9,707	9,291	9,515	28,513
Chemicals	6,633	6,573	6,321	19,527
Coal	16,587	15,041	13,397	45,025
Non-Metallic Minerals and Products	6,294	5,916	6,973	19,183
Pulp, Paper and Allied Products	4,927	4,671	4,678	14,276
Forest Products	3,759	4,071	4,340	12,170
Food or Kindred Products	4,185	4,217	4,641	13,043
Metallic Ores and Metals	3,279	2,998	3,088	9,365
Waste and Scrap Materials	3,614	4,255	4,362	12,231
Petroleum	2,853	3,077	3,093	9,023
Other	2,849	2,896	3,347	9,092
Motor Vehicles	1,404	1,412	1,281	4,097

Total	66,091	64,418	65,036	195,545

	July	August	September	Q3
	2009	2009	2009	2009
Agricultural Products	10,740	10,659	10,006	31,405
Chemicals	6,960	6,718	6,884	20,562
Coal	16,264	16,236	14,306	46,806
Non-Metallic Minerals and Products	6,562	6,795	6,720	20,077
Pulp, Paper and Allied Products	5,069	4,986	4,853	14,908
Forest Products	4,064	4,073	3,871	12,008
Food or Kindred Products	4,510	4,064	4,468	13,042
Metallic Ores and Metals	3,136	3,482	3,751	10,369
Waste and Scrap Materials	4,422	5,379	4,542	14,343
Petroleum	3,506	3,074	3,326	9,906
Other	3,341	2,903	2,519	8,763
Motor Vehicles	1,231	1,333	1,483	4,047

Total	69,805	69,702	66,729	206,236

	October	November	December	Q4
	2009	2009	2009	2009
Agricultural Products	12,141	13,333	12,725	38,199
Chemicals	7,056	6,527	7,202	20,785
Coal	14,054	13,943	13,690	41,687
Non-Metallic Minerals and Products	5,904	5,596	5,382	16,882
Pulp, Paper and Allied Products	4,900	4,560	4,756	14,216
Forest Products	3,949	3,394	3,573	10,916
Food or Kindred Products	4,632	4,179	4,291	13,102
Metallic Ores and Metals	3,992	3,966	3,691	11,649
Waste and Scrap Materials	4,962	4,332	4,636	13,930
Petroleum	3,443	3,575	3,682	10,700
Other	2,491	1,881	1,915	6,287
Motor Vehicles	2,048	1,841	2,164	6,053

Total	69,572	67,127	67,707	204,406